Exhibit 32.2

OPTi Inc.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of OPTi Inc. (the “Company”) on Form 10-Q for the quarterly period ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Mazzoni, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael Mazzoni	Date: February 14, 2012
Michael F. Mazzoni, Chief Financial Officer